IN THE UNITED STATES DISTRICT COURT
FOR THE EASTERN DISTRICT OF PENNSYLVANIA

HARVEY KALAN, M.D., *et al.*, Plaintiffs, v. FARMERS & MERCHANTS TRUST COMPANY OF CHAMBERSBURG AS SUCCESSOR BY MERGER TO COMMUNITY TRUST COMPANY, *et al.*, Defendants.	Civil Action No. 2:15-CV-01435-WB

CLASS ACTION SETTLEMENT TERM SHEET

Plaintiffs Harvey Kalan, M.D., *et al.* ("Named Plaintiffs"), Defendant Farmers and Merchants Trust Company of Chambersburg, successor by merger to Community Trust Company ("F&M") and Defendants Lawrence Koresko, Koresko Financial, LLP, and Freedom Brokers, LLC ("Koresko Defendants" and together with F&M, the "Defendants") (Named Plaintiffs and Defendants together, the "Parties"), by and through their undersigned representatives and counsel, hereby agree in principle, subject to the negotiation of a definitive settlement agreement and preliminary and final approval of the Court, to settle the above-captioned class action on the following terms:

1. **Settlement Class.** The Settlement Class shall consist of: (i) any and all benefit plans whose assets are held by the REAL VEBA Trust or the Single Employer Welfare Benefit

Plan Trust (the "Trusts"), which Trusts are now under the control of a court-appointed independent fiduciary; and (ii) any and all participants in and beneficiaries of benefit plans whose assets are held by the Trusts. The Named Plaintiffs are informed and believe that the Settlement Class contains more than 200 employee benefit plans whose assets are held by the Trusts and more than 500 participants and beneficiaries of these plans.

2. **Settlement Payment.** F&M shall pay the lump sum of TEN-MILLION DOLLARS ($10,000,000.00) U.S. (the "Settlement Payment") in full and final settlement of all claims that the Named Plaintiffs and the Settlement Class have brought, or could have brought, against Defendants, including, but not limited to, claims for damages, disgorgement, restitution, attorney's fees, costs, expenses, taxes, or sums of any kind. Payment shall be made pursuant to order of the Court.

3. **Release of Claims**. The definitive settlement agreement shall contain a general release by the Named Plaintiffs and the Settlement Class in favor of all Defendants, a general release by all Defendants against all other Defendants, and a general release by all Defendants of all claims by all Defendants that have been or could be asserted against any third party, including but not limited to claims for indemnification. Named Plaintiffs shall dismiss any claims as to Pennmont Benefits, Inc. and John Doe Companies 1-50.

4. **Notice to Settlement Class.** The definitive settlement agreement shall provide for notice to the Settlement Class, as required by the Court, including instructions for opting out and/or objecting to the settlement.

5. **Notice to Appropriate Federal and State Officials.** The definitive settlement agreement shall contain provisions for Defendants' counsel to provide notice of the settlement to the appropriate federal and state officials.

6. **No Admission of Liability**. The definitive settlement agreement shall provide that the Parties agree that the purpose of the settlement is to resolve disputed claims and that nothing relating to any settlement negotiations, this Term Sheet or the definitive settlement agreement may be used or admissible in any proceeding for the purpose of establishing liability. The definitive settlement agreement shall expressly provide that Defendants deny the validity and merit of Plaintiffs' claims.

7. **Attorney's Fees and Costs**.

   a. The Parties shall bear their own attorney's fees and costs.

   b. Attorney's Fees and Costs from Common Settlement Fund. Plaintiffs' counsel shall have the right, in their sole discretion, to petition the Court for payment of attorney's fees, costs, expenses, and other payments from the common fund created by the Settlement Payment. Defendants will not oppose any such petition so long as the petition seeks payment from the common fund and not from Defendant and the aggregate amount of attorney's fees to be paid from the common fund shall not exceed thirty-five percent (35%) of the Settlement Payment. Under no circumstances shall the payment from the common fund require an additional payment by Defendants in excess of or in addition to the Settlement Payment.

8. **Additional Terms and Conditions**. The definitive settlement agreement shall provide for such additional terms and conditions as are negotiated and agreed by the Parties.

9. **Authority**. All counsel and any other persons executing this Term Sheet warrant and represent that they have full authority to do so.

10. **Disclosure.** F&M or its affiliates may publicly disclose this Term Sheet pursuant to applicable provisions of the Securities and Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

11. **Binding Effect.** It is expressly agreed by the Parties that this Term Sheet shall be binding on, and inure to the benefit of, the successors and assigns of the Parties and its terms shall be enforceable by the Court.

12. **Counterparts.** This Term Sheet may be executed in counterparts, including fax or .pdf counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

This space intentionally left blank.

Harvey Kalan, M.D. , individually and on behalf of The Harvey Kalan, M.D., Inc Employee Welfare Benefit Plan

Pamela K. Erdman, M.D., individually and on behalf of The Dr. Pamela K. Erdman, M.D., Inc. Employee Welfare Benefit Plan

Dr. Martin Zenni

Dr. Elissa Zenni

Dr. Martin Zenni, on behalf of The M&E Zenni Inc., Welfare Benefit Plan

Ira B. Silverstein
1515 Market Street, Suite 1200
Philadelphia, PA 19102

David Lefkowitz
Wilshire Palisades Law Group, P.C.
1337 Ocean Avenue, Suite A
Santa Monica, CA 90401

Attorneys for Plaintiffs

Farmers & Merchants Trust Company of Chambersburg, as Successor by Merger to Community Trust Company

By: ______________________
Timothy Henry, President & CEO

Jack M. Stover
Jayson R. Wolfgang
BUCHANAN INGERSOLL & ROONEY PC
409 North Second Street, Suite 500
Harrisburg, PA 17101

Timothy J. Nieman
RHOADS & SINON LLP
One South Market Square
P.O. Box 1146
Harrisburg, PA 17108-1146

Attorneys for Defendant Farmers & Merchants Trust Company of Chambersburg as Successor by Merger to Community Trust Company

Lawrence Koresko, individually and on behalf of Koresko Financial, LLP, and Freedom Brokers, LLC

James Bainbridge
The Bainbridge Law Firm, LLC
1250 Germantown Pike, Suite 203
Plymouth Meeting, PA 19462
(484) 690-4542

Attorneys for Lawrence Koresko, individually and on behalf of Koresko Financial, LLP, and Freedom Brokers, LLC

DATE: December 29, 2017

IN THE UNITED STATES DISTRICT COURT
FOR THE EASTERN DISTRICT OF PENNSYLVANIA

HARVEY KALAN, M.D., *et al.*, Plaintiffs, v. FARMERS & MERCHANTS TRUST COMPANY OF CHAMBERSBURG AS SUCCESSOR BY MERGER TO COMMUNITY TRUST COMPANY, *et al.*, Defendants.	Civil Action No. 2:15-CV-01435-WB

CLASS ACTION SETTLEMENT TERM SHEET

Plaintiffs Harvey Kalan, M.D., *et al.* ("Named Plaintiffs"), Defendant Farmers and Merchants Trust Company of Chambersburg, successor by merger to Community Trust Company ("F&M") and Defendants Lawrence Koresko, Koresko Financial, LLP, and Freedom Brokers, LLC ("Koresko Defendants" and together with F&M, the "Defendants") (Named Plaintiffs and Defendants together, the "Parties"), by and through their undersigned representatives and counsel, hereby agree in principle, subject to the negotiation of a definitive settlement agreement and preliminary and final approval of the Court, to settle the above-captioned class action on the following terms:

1. **Settlement Class.** The Settlement Class shall consist of: (i) any and all benefit plans whose assets are held by the REAL VEBA Trust or the Single Employer Welfare Benefit

Plan Trust (the "Trusts"), which Trusts are now under the control of a court-appointed independent fiduciary; and (ii) any and all participants in and beneficiaries of benefit plans whose assets are held by the Trusts. The Named Plaintiffs are informed and believe that the Settlement Class contains more than 200 employee benefit plans whose assets are held by the Trusts and more than 500 participants and beneficiaries of these plans.

2. **Settlement Payment.** F&M shall pay the lump sum of TEN-MILLION DOLLARS ($10,000,000.00) U.S. (the "Settlement Payment") in full and final settlement of all claims that the Named Plaintiffs and the Settlement Class have brought, or could have brought, against Defendants, including, but not limited to, claims for damages, disgorgement, restitution, attorney's fees, costs, expenses, taxes, or sums of any kind. Payment shall be made pursuant to order of the Court.

3. **Release of Claims**. The definitive settlement agreement shall contain a general release by the Named Plaintiffs and the Settlement Class in favor of all Defendants, a general release by all Defendants against all other Defendants, and a general release by all Defendants of all claims by all Defendants that have been or could be asserted against any third party, including but not limited to claims for indemnification. Named Plaintiffs shall dismiss any claims as to Pennmont Benefits, Inc. and John Doe Companies 1-50.

4. **Notice to Settlement Class.** The definitive settlement agreement shall provide for notice to the Settlement Class, as required by the Court, including instructions for opting out and/or objecting to the settlement.

5. **Notice to Appropriate Federal and State Officials.** The definitive settlement agreement shall contain provisions for Defendants' counsel to provide notice of the settlement to the appropriate federal and state officials.

6. **No Admission of Liability.** The definitive settlement agreement shall provide that the Parties agree that the purpose of the settlement is to resolve disputed claims and that nothing relating to any settlement negotiations, this Term Sheet or the definitive settlement agreement may be used or admissible in any proceeding for the purpose of establishing liability. The definitive settlement agreement shall expressly provide that Defendants deny the validity and merit of Plaintiffs' claims.

7. **Attorney's Fees and Costs.**

a. The Parties shall bear their own attorney's fees and costs.

b. Attorney's Fees and Costs from Common Settlement Fund. Plaintiffs' counsel shall have the right, in their sole discretion, to petition the Court for payment of attorney's fees, costs, expenses, and other payments from the common fund created by the Settlement Payment. Defendants will not oppose any such petition so long as the petition seeks payment from the common fund and not from Defendant and the aggregate amount of attorney's fees to be paid from the common fund shall not exceed thirty-five percent (35%) of the Settlement Payment. Under no circumstances shall the payment from the common fund require an additional payment by Defendants in excess of or in addition to the Settlement Payment.

8. **Additional Terms and Conditions.** The definitive settlement agreement shall provide for such additional terms and conditions as are negotiated and agreed by the Parties.

9. **Authority.** All counsel and any other persons executing this Term Sheet warrant and represent that they have full authority to do so.

10. **Disclosure.** F&M or its affiliates may publicly disclose this Term Sheet pursuant to applicable provisions of the Securities and Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

11. **Binding Effect.** It is expressly agreed by the Parties that this Term Sheet shall be binding on, and inure to the benefit of, the successors and assigns of the Parties and its terms shall be enforceable by the Court.

12. **Counterparts.** This Term Sheet may be executed in counterparts, including fax or .pdf counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

This space intentionally left blank.

Harvey Kalan, M.D. , individually and on behalf of The Harvey Kalan, M.D., Inc Employee Welfare Benefit Plan

Pamela K. Erdman MD

Pamela K. Erdman, M.D., individually and on behalf of The Dr. Pamela K. Erdman, M.D., Inc. Employee Welfare Benefit Plan

Dr. Martin Zenni

Dr. Elissa Zenni

Dr. Martin Zenni, on behalf of The M&E Zenni Inc., Welfare Benefit Plan

Ira B. Silverstein
1515 Market Street, Suite 1200
Philadelphia, PA 19102

David Lefkowitz
Wilshire Palisades Law Group, P.C.
1337 Ocean Avenue, Suite A
Santa Monica, CA 90401

Attorneys for Plaintiffs

Farmers & Merchants Trust Company of Chambersburg, as Successor by Merger to Community Trust Company

By:
Timothy Henry, President & CEO

Jack M. Stover
Jayson R. Wolfgang
BUCHANAN INGERSOLL & ROONEY PC
409 North Second Street, Suite 500
Harrisburg, PA 17101

Timothy J. Nieman
RHOADS & SINON LLP
One South Market Square
P.O. Box 1146
Harrisburg, PA 17108-1146

Attorneys for Defendant Farmers & Merchants Trust Company of Chambersburg as Successor by Merger to Community Trust Company

Lawrence Koresko, individually and on behalf of Koresko Financial, LLP, and Freedom Brokers, LLC

James Bainbridge
The Bainbridge Law Firm, LLC
1250 Germantown Pike, Suite 203
Plymouth Meeting, PA 19462
(484) 690-4542

Attorneys for Lawrence Koresko, individually and on behalf of Koresko Financial, LLP, and Freedom Brokers, LLC

DATE: December 29, 2017

Harvey Kalan, M.D. , individually and on behalf of The Harvey Kalan, M.D., Inc Employee Welfare Benefit Plan

Pamela K. Erdman, M.D., individually and on behalf of The Dr. Pamela K. Erdman, M.D., Inc. Employee Welfare Benefit Plan

Dr. Martin Zenni

Dr. Elissa Zenni

Dr. Martin Zenni, on behalf of The M&E Zenni Inc., Welfare Benefit Plan

Ira B. Silverstein
1515 Market Street, Suite 1200
Philadelphia, PA 19102

David Lefkowitz
Wilshire Palisades Law Group, P.C.
1337 Ocean Avenue, Suite A
Santa Monica, CA 90401

Attorneys for Plaintiffs

Farmers & Merchants Trust Company of Chambersburg, as Successor by Merger to Community Trust Company

By: Timothy Henry, President & CEO

Jack M. Stover
Jayson R. Wolfgang
BUCHANAN INGERSOLL & ROONEY PC
409 North Second Street, Suite 500
Harrisburg, PA 17101

Timothy J. Nieman
RHOADS & SINON LLP
One South Market Square
P.O. Box 1146
Harrisburg, PA 17108-1146

Attorneys for Defendant Farmers & Merchants Trust Company of Chambersburg as Successor by Merger to Community Trust Company

Lawrence Koresko, individually and on behalf of Koresko Financial, LLP, and Freedom Brokers, LLC

James Bainbridge
The Bainbridge Law Firm, LLC
1250 Germantown Pike, Suite 203
Plymouth Meeting, PA 19462
(484) 690-4542

Attorneys for Lawrence Koresko, individually and on behalf of Koresko Financial, LLP, and Freedom Brokers, LLC

DATE: December 29, 2017

IN THE UNITED STATES DISTRICT COURT
FOR THE EASTERN DISTRICT OF PENNSYLVANIA

HARVEY KALAN, M.D., *et al.*, Plaintiffs, v. FARMERS & MERCHANTS TRUST COMPANY OF CHAMBERSBURG AS SUCCESSOR BY MERGER TO COMMUNITY TRUST COMPANY, *et al.*, Defendants.	Civil Action No. 2:15-CV-01435-WB

CLASS ACTION SETTLEMENT TERM SHEET

Plaintiffs Harvey Kalan, M.D., *et al.* ("Named Plaintiffs"), Defendant Farmers and Merchants Trust Company of Chambersburg, successor by merger to Community Trust Company ("F&M") and Defendants Lawrence Koresko, Koresko Financial, LLP, and Freedom Brokers, LLC ("Koresko Defendants" and together with F&M, the "Defendants") (Named Plaintiffs and Defendants together, the "Parties"), by and through their undersigned representatives and counsel, hereby agree in principle, subject to the negotiation of a definitive settlement agreement and preliminary and final approval of the Court, to settle the above-captioned class action on the following terms:

1. **Settlement Class.** The Settlement Class shall consist of: (i) any and all benefit plans whose assets are held by the REAL VEBA Trust or the Single Employer Welfare Benefit

Plan Trust (the "Trusts"), which Trusts are now under the control of a court-appointed independent fiduciary; and (ii) any and all participants in and beneficiaries of benefit plans whose assets are held by the Trusts. The Named Plaintiffs are informed and believe that the Settlement Class contains more than 200 employee benefit plans whose assets are held by the Trusts and more than 500 participants and beneficiaries of these plans.

2. **Settlement Payment.** F&M shall pay the lump sum of TEN-MILLION DOLLARS ($10,000,000.00) U.S. (the "Settlement Payment") in full and final settlement of all claims that the Named Plaintiffs and the Settlement Class have brought, or could have brought, against Defendants, including, but not limited to, claims for damages, disgorgement, restitution, attorney's fees, costs, expenses, taxes, or sums of any kind. Payment shall be made pursuant to order of the Court.

3. **Release of Claims**. The definitive settlement agreement shall contain a general release by the Named Plaintiffs and the Settlement Class in favor of all Defendants, a general release by all Defendants against all other Defendants, and a general release by all Defendants of all claims by all Defendants that have been or could be asserted against any third party, including but not limited to claims for indemnification. Named Plaintiffs shall dismiss any claims as to Pennmont Benefits, Inc. and John Doe Companies 1-50.

4. **Notice to Settlement Class.** The definitive settlement agreement shall provide for notice to the Settlement Class, as required by the Court, including instructions for opting out and/or objecting to the settlement.

5. **Notice to Appropriate Federal and State Officials.** The definitive settlement agreement shall contain provisions for Defendants' counsel to provide notice of the settlement to the appropriate federal and state officials.

6. **No Admission of Liability**. The definitive settlement agreement shall provide that the Parties agree that the purpose of the settlement is to resolve disputed claims and that nothing relating to any settlement negotiations, this Term Sheet or the definitive settlement agreement may be used or admissible in any proceeding for the purpose of establishing liability. The definitive settlement agreement shall expressly provide that Defendants deny the validity and merit of Plaintiffs' claims.

7. **Attorney's Fees and Costs**.

a. The Parties shall bear their own attorney's fees and costs.

b. Attorney's Fees and Costs from Common Settlement Fund. Plaintiffs' counsel shall have the right, in their sole discretion, to petition the Court for payment of attorney's fees, costs, expenses, and other payments from the common fund created by the Settlement Payment. Defendants will not oppose any such petition so long as the petition seeks payment from the common fund and not from Defendant and the aggregate amount of attorney's fees to be paid from the common fund shall not exceed thirty-five percent (35%) of the Settlement Payment. Under no circumstances shall the payment from the common fund require an additional payment by Defendants in excess of or in addition to the Settlement Payment.

8. **Additional Terms and Conditions**. The definitive settlement agreement shall provide for such additional terms and conditions as are negotiated and agreed by the Parties.

9. **Authority**. All counsel and any other persons executing this Term Sheet warrant and represent that they have full authority to do so.

10. **Disclosure**. F&M or its affiliates may publicly disclose this Term Sheet pursuant to applicable provisions of the Securities and Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

11. **Binding Effect**. It is expressly agreed by the Parties that this Term Sheet shall be binding on, and inure to the benefit of, the successors and assigns of the Parties and its terms shall be enforceable by the Court.

12. **Counterparts**. This Term Sheet may be executed in counterparts, including fax or .pdf counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

This space intentionally left blank.

Harvey Kalan, M.D. , individually and on behalf of The Harvey Kalan, M.D., Inc Employee Welfare Benefit Plan

Pamela K. Erdman, M.D., individually and on behalf of The Dr. Pamela K. Erdman, M.D., Inc. Employee Welfare Benefit Plan

Dr. Martin Zenni

Dr. Elissa Zenni

Dr. Martin Zenni, on behalf of The M&E Zenni Inc., Welfare Benefit Plan

Ira B. Silverstein
1515 Market Street, Suite 1200
Philadelphia, PA 19102

David Lefkowitz
Wilshire Palisades Law Group, P.C.
1337 Ocean Avenue, Suite A
Santa Monica, CA 90401

Attorneys for Plaintiffs

Farmers & Merchants Trust Company of Chambersburg, as Successor by Merger to Community Trust Company

By: Timothy Henry, President & CEO

Jack M. Stover
Jayson R. Wolfgang
BUCHANAN INGERSOLL & ROONEY PC
409 North Second Street, Suite 500
Harrisburg, PA 17101

Timothy J. Nieman
RHOADS & SINON LLP
One South Market Square
P.O. Box 1146
Harrisburg, PA 17108-1146

Attorneys for Defendant Farmers & Merchants Trust Company of Chambersburg as Successor by Merger to Community Trust Company

Lawrence Koresko, individually and on behalf of Koresko Financial, LLP, and Freedom Brokers, LLC

James Bainbridge
The Bainbridge Law Firm, LLC
1250 Germantown Pike, Suite 203
Plymouth Meeting, PA 19462
(484) 690-4542

Attorneys for Lawrence Koresko, individually and on behalf of Koresko Financial, LLP, and Freedom Brokers, LLC

DATE: December 29, 2017